EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Inolife Technologies, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2013, as filed with the U.S. Securities and Exchange Commission on the date hereof, I, Gary Berthold, Principal Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
Such Quarterly Report on Form 10-Q for the period ended June 30, 2013, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2)
the information contained in such Quarterly Report on Form 10-Q for the period ended June 30, 2013 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Inolife Technologies, Inc.

Date: August 19, 2013	By:	/s/ Gary Berthold
Gary Berthold Principal Financial Officer